MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 304(b)
of the Pooling and Servicing Agreement

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD AFFINITY FUNDING CORPORATION
HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1997-1

1This Certificate relates to the Distribution Date occurring on December 17, 2001
2Trust Information
(a)The aggregate amount of Collections processed for the Due Period
preceding such Distribution Date was equal to	$2,014,958,201.58
(b)The aggregate amount of such Collections with respect to Principal
Receivables for the Due Period preceding such Distribution Date was
equal to	$1,908,669,616.83
(i)The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ], is	30.288%
(c)The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding
such Distribution Date was equal to	$106,288,584.75
(i)The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is	19.267%
(ii)The amount of such aggregate with respect to Finance Charge was equal to	$61,361,596.16
(iii)The amount of such aggregate with respect to Fees was equal to	$16,534,282.29
(iv)The amount of such aggregate with respect to Interchange was equal to	$27,167,761.30
(v)The amount of such aggregate with respect to Other Recoveries was equal to	$244,989.00
(vi)The amount of such aggregate with respect to Principal Recoveries was equal to	$979,956.00
(d)The Gross Defaulted Amount for the preceding Due Period is	$30,381,518.60
(i)The annualized default rate, (d) *12 / (f), is	5.559%
(ii)The annualized net default rate, [(d)-(c)(vi)] *12 / (f), is	5.379%
(e)The Portfolio Yield for such Distribution Date	13.888%
(f)The total amount of Principal Receivables in the Trust at the beginning
of the preceding Due Period is equal to	$6,558,868,819.51
(g)The total amount of Principal Receivables as of the last day of the
immediately preceding Due Period is	$6,703,253,949.50
(h)The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the
amount in clause (g) divided by 2) is equal to	$6,631,061,384.51
(i)The total amount of Finance Charge and Administrative Receivables in the
Trust as of the last day of the immediately preceding Due Period is	$153,021,502.18
(j)The aggregate outstanding gross balance of the Accounts which were
1-29 days delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to	$187,857,517.80
(k)The aggregate outstanding gross balance of the Accounts which were
30-59 days delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to	$72,249,698.78
(l)The aggregate outstanding gross balance of the Accounts which were
60+ days delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to	$170,300,063.93
(m)The aggregate amount of Trust Excess Principal Collections for such
Distribution Date is	$1,772,850,281.25
(n)The aggregate amount of Principal Shortfalls for such Distribution Date is	$0.00
3Group Two Information
(a)The Average Rate for Group Two (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
rate agreements, if any ) is equal to	2.263%
(b)Group Two Total Investor Collections is equal to	$307,211,236.72
(c)Group Two Investor Principal Collections is equal to	$291,005,914.18
(d)Group Two Investor Finance Charge and Administrative Collections is equal to	$16,205,322.54
(e)Group Two Investor Additional Amounts is equal to	$0.00
(f)Group Two Investor Default Amount is equal to	$4,632,127.80
(g)Group Two Investor Monthly Fees is equal to	$1,666,666.67
(h)Group Two Investor Monthly Interest is equal to	2,011,378
4Series 1997-1 Information
(a)The Series Adjusted Portfolio Yield for the Due Period preceding such
Distribution Date was equal to	13.888%
(b)The Series 1997-1 Allocation Percentage with respect to the Due
Period preceding such Distribution Date was equal to	16.676%
(c)The Floating Allocation Percentage for the Due Period preceding such
Distribution Date was equal to	91.429%
(d)The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due Period preceding
such Distribution Date is equal to	$16,205,322.54
(e)The Floating Allocation Percentage of Series Allocable Finance
Charge and Administrative Collections for the Due Period preceding
such Distribution Date is equal to	$16,205,322.54
(f)Class A Invested Amount	$870,000,000.00
(g)The Class A Invested Percentage with respect to the Due Period
preceding such Distribution Date was equal to	87.000%
(h)The Class A Invested Percentage of the amount set forth in Item 4(d)
above was equal to	$14,098,630.61
(i)The amount of Class A Monthly Interest for such Distribution Date is
equal to	$1,685,866.67
(j)The amount of any Class A Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00
(k)The amount of Class A Additional Interest for such Distribution Date
is equal to	$0.00
(l)The amount of any Class A Additional Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00
(m)The Class A Investor Default Amount for such Distribution Date is
equal to	$4,029,951.19
(n)The Allocable Servicing Fee for such Distribution Date is equal to	$1,666,666.67
(o)The Class A Required Amount, if any, with respect to such
Distribution Date is equal to	$0.00
(p)Class B Invested Amount	$47,500,000.00
(q)The Class B Invested Percentage for the Due Period preceding such
Distribution Date was equal to	4.750%
(r)The Class B Invested Percentage of the amount set forth in Item 4(d)
above is equal to	$769,752.82
(s)The amount of Class B Monthly Interest for such Distribution Date is
equal to	$99,644.44
(t)The amount of any Class B Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00
(u)The amount of Class B Additional Interest for such Distribution Date
is equal to	$0.00
(v)The amount of any Class B Additional Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00
(w)Class B Investor Default Amount for such Distribution Date is equal
to	$220,026.07
(x)The Collateral Invested Percentage of the amount set forth in Item 4(d)
above is equal to	$1,336,939.11
(y)The Series 1997-1 Principal Shortfall for such Distribution Date is
equal to	$0.00
(z)The Series 1997-1 Excess Principal Collections is equal to	$0.00
(aa)The amount of Excess Finance Charge and Administrative Collections
with respect to such Distribution Date is equal to	$8,723,193.57
(bb)The amount of Excess Finance Charge and Administrative Collections
referred to in Item 4(aa) will be available to be distributed on such
Distribution Date to fund or reimburse the following items:
(i)to fund the Class A Required Amount, if any, with
respect to such Distribution Date	$0.00
(ii)to reimburse Class A Investor Charge-Offs	$0.00
(iii)to pay current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount	$0.00
(iv)to fund the Class B Investor Default Amount with
respect to such Distribution Date	$220,026.07
(v)to reimburse certain previous reductions in the Class B
Invested Amount	$0.00
(vi)to pay the Collateral Monthly Interest for such Distribution
Date equal to	$225,866.67
(vii)to pay any portion of the Allocable Servicing Fee not
paid pursuant to clause (i) above	$0.00
(viii)to fund the Collateral Investor Default Amount with
respect to such Distribution Date	$382,150.54
(ix)to reimburse certain previous reductions in the Collateral
Invested Amount	$0.00
(x)to make any required deposit in the Cash Collateral Account	$0.00
(xi)to make any required deposit to the Reserve Account	$0.00
(cc)The amount of Subordinated Principal Collections with respect to such
Distribution Date is equal to	$37,830,768.84
(dd)The Principal Allocation Percentage is equal to	91.43%
(ee)The total amount to be distributed to Class A Certificateholders on
such Distribution Date in payment of principal is equal to	$0.000000000
(ff)The total amount to be distributed to Class B Certificateholders on
such Distribution Date in payment of principal is equal to	0.00000000%
(gg)The amount of Class A Investor Charge-Offs for such Distribution
Date is equal to	$0.000000000
(hh)The total amount of reimbursements of Class A Investor Charge-Offs
for such Distribution Date is equal to	$0.00
(ii)The amount of Class B Investor Charge-Offs and other reductions in
the Class B Invested Amount for such Distribution Date is equal to	$0.00
(jj)The total amount of reimbursements of Class B Investor Charge-Offs
for such Distribution Date is equal to	$0.00
(kk)The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to	$870,000,000.00
(ll)The Class B Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to	$47,500,000.00
(mm)The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
from the Collateral Account) was equal to	82500000
(nn)The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the
Collateral Account and payments to the Collateral Interest Holder on
such Distribution Date, will be equal to	82,500,000.0000
(oo)The ratio of the Required Collateral Amount to the Class B Invested Amount
as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Collateral Interest Holder on such Distribution Date, will be equal to	173.684%
(pp)The Available Collateral Amount as of the close of business on such Distribution Date (after giving effect to any withdrawal
from the Collateral Account) will be equal to	$82,500,000.00
(qq)The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest
to Class B Certificateholders on such Distribution Date, will be equal to	$0.00
5Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default
amounts) prior to making distributions on such Distribution Dates is equal to	$9,906,528.07
6The total amount to be allocated according to the terms of the Collateral
Agreement on such Distribution Date is equal to	$8,121,016.96
7Total amount to be distributed from the Collection Account to the
Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
Series against deposits to the Collection Account) is equal to	$0.00
8The Class A Adjusted Amount	$870,000,000.00
9The Class B Adjusted Amount	$47,500,000.00
10The Controlled Accumulation Amount	$0.00
11The Controlled Deposit Amount	$0.00
12The Deficit Controlled Accumulation Amount	$0.00
13The Principal Funding Account Balance	$0.00
14The Principal Funding Investment Shortfall	$0.00
15The Required Reserve Account Amount	$688,125.00
16The Reserve Account Balance	$688,125.00